                                  WARRANT AGREEMENT


    This WARRANT AGREEMENT (this "Agreement") is made and entered into as of the 1st day of February, 1996, by and between A.G.S. Stationery, Inc., a California corporation (the "Company"), and Chloe Holdings, Inc. ("Holder"). In consideration of these premises and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and Holder agree as follows:

    1.   GRANT OF WARRANT.

    In consideration of the sum of $0.14 ($0.001 per Warrant), the Company hereby grants to Holder the right and option (the "Warrant"), upon the terms and subject to the conditions set forth in this Agreement, to purchase all or any portion of 135 shares of the Common Stock, par value $0.001 per share, of the Company (the "Warrant Shares") at an exercise price of $128.00 per share (the "Exercise Price").

    2.   TERM OF WARRANT.

    The Warrant shall terminate and expire at 5:00 p.m., Los Angeles time, on December 31, 2002 (the "Warrant Expiration Date"), unless sooner terminated as provided herein.

    3.   VESTING.

         (a) The Warrant is immediately exercisable with respect to all 135 shares of Common Stock.

         (b) Notwithstanding anything to the contrary contained in this Agreement, the Warrant may not be exercised, in whole or in part, unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

    4.   EXERCISE OF WARRANT.

    There is no obligation to exercise the Warrant, in whole or in part. The Warrant may be exercised, in whole or in part, only by delivery to the Company of:

         (a) written notice of exercise in form and substance identical to Exhibit "A" attached to this Agreement stating the number of Warrant Shares then being purchased (the "Purchased Shares"); and

         (b) payment of the Exercise Price of the Purchased Shares in cash, by check, or by wire transfer.

    Upon receipt of the foregoing, the Company shall promptly issue in the name of the Holder a stock certificate evidencing the Purchased Shares by such exercise and deliver such certificate to the Holder.

    5.   RESTRICTIONS ON PURCHASED SHARES.

         (a) Each certificate for Purchased Shares initially issued upon the exercise of the Warrants, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE CONDITIONS SPECIFIED IN A CERTAIN WARRANT AGREEMENT DATED FEBRUARY 1, 1996. NO TRANSFER, SALE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL REGISTERED OR THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO IT, THAT THE TRANSACTION IS EXEMPT FROM REGISTRATION, AND UNTIL SUCH CONDITIONS AS ARE CONTAINED IN THE WARRANT AGREEMENT HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AT THE OFFICES OF A.G.S. STATIONERY, INC. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT."

    If the Purchased Shares are no longer subject to the transfer restrictions imposed by applicable state and Federal securities law because either (i) the Purchased Shares or the resale of the Purchased Shares has been registered on a registration statement declared effective by the Commission, or (ii) in the reasonable opinion of counsel for the Company, or the opinion of counsel for Holder, which opinion is reasonably satisfactory to counsel for the Company, all future dispositions of any of the Purchased Shares by the contemplated transferee would be exempt from or would satisfy the registration and prospectus delivery requirements of the Securities Act and the qualification requirements of the applicable state securities laws, then the restrictions on transfer of such securities contained in this Section 5(a) shall not apply to any subsequent transfer thereof and the Company shall, promptly upon request by Holder, remove the legend set forth above and shall promptly issue, in exchange for the certificate bearing such legend, a certificate without such legend to Holder.

         (b) HOLDER AGREES THAT THE WARRANT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED EXCEPT (i) TO ITS SUCCESSORS IN A MERGER OR CONSOLIDATION OR OTHER BUSINESS COMBINATION; (ii) TO PURCHASERS OF ALL OR SUBSTANTIALLY ALL OF ITS ASSETS; OR (iii) BY OPERATION OF LAW. HOLDER FURTHER AGREES THAT THE COMPANY SHALL HAVE NO OBLIGATION TO EFFECT ANY TRANSFER OF THE WARRANTS DURING THE TIME PERIOD REFERRED TO ABOVE, UNLESS THE TRANSFEREE, PURCHASER, ASSIGNEE OR PLEDGEE, AS THE CASE MAY BE, SHALL HAVE EXECUTED AN AGREEMENT OBLIGATING THE

TRANSFEREE TO COMPLY WITH ALL TERMS AND CONDITIONS OF THIS AGREEMENT APPLICABLE TO THE TRANSFEROR.

         (c) Prior to any exercise of the Warrants or any transfer or attempted transfer of any of the Warrants or Warrant Shares, the Holder shall give the Company written notice of Holder's intention so to do, describing briefly the manner of any such proposed exercise, sale or transfer. The Holder may effect such exercise or transfer, provided that such exercise or transfer is not prohibited by this Section 5 and such exercise or transfer complies with all applicable federal and state securities laws and regulations. If in the reasonable opinion of counsel for the Company, notwithstanding the opinion of counsel to a Holder to the contrary, if any, the proposed transfer of such Warrant Shares or the Warrant may not be effected without registration thereof under the Securities Act and such registration has not been accomplished, the Company shall, as promptly as practicable, so notify the Holder and the Holder shall not consummate the proposed transfer.

         (d) The Holder agrees to enter into a lock-up agreement with the underwriters of the initial public offering of the Company's common stock (the "IPO") pursuant to which Holder agrees not to sell the Warrant Shares for such period of time from and after the effective date of such public offering as may be requested by such underwriters; provided that the term of the lock-up agreement shall not exceed the term of similar lock-up agreements executed in favor of the underwriter by the senior officers of the Company.

    6.   ADJUSTMENTS UPON RECAPITALIZATION.

         (a) In the event the Company should at any time or from time to time after the date of this Warrant (the "Issuance Date") fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Exercise Price shall be appropriately decreased (i.e., the per share Exercise Price shall be adjusted such that the aggregate exercise price for all Warrant Shares issuable upon exercise of the Warrants in full, as adjusted, shall remain the same) and the number of Warrant Shares shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

         (b) If the number of shares of Common Stock outstanding at any time after the Issuance Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Exercise Price shall be appropriately increased (i.e., the per share Exercise Price shall be adjusted such that the aggregate exercise price for all

Warrant Shares issuable upon exercise of the Warrants in full, as adjusted, shall remain the same) and the number of Warrant Shares shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

         (c) In case of any capital reorganization, any reclassification of the Common Stock (other than a change in par value or a recapitalization described in Section 6(a) or 6(b) of this Agreement), or the consolidation of the Company with, or a sale of substantially all of the assets of the Company to (which sale is followed by a liquidation or dissolution of the Company), or merger of the Company with, another person, the Holder shall thereafter be entitled upon exercise of the Warrant to purchase the kind and number of shares of stock or other securities or the amount or value of any cash, assets or other property receivable upon such event by a holder of the number of shares of the Common Stock which the Warrant entitles the holder of the Warrant to purchase from the Company immediately prior to such event; and in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this Agreement with respect to the Holder's rights and interests thereafter, to the end that the provisions set forth in this Agreement (including the specified changes and other adjustments to the Exercise Price) shall thereafter be applicable in relation to any shares or other property thereafter purchasable upon exercise of the Warrant.

         (d) In the event the Company should at any time or from time to time after the Issuance Date fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock or the securities or such rights of any other corporation (other than Common Stock Equivalents covered be Section 6(a) hereof), the Holder shall thereafter be entitled upon exercise of the Warrant to receive, in addition to the Purchased Shares being purchased upon such exercise, the securities or rights convertible into securities receivable upon such event by a holder of the number of shares of the Common Stock which the Holder is purchasing upon such exercise.

         (e)  If it is expected that there will occur any event described in
Section 6(c) or 6(d) hereof, the Company shall give the holder of the Warrants notice thereof, which notice shall be given at such time or times as notice is given to the holders of the Company's Common Stock.

         (f) The provisions of this Section 6 are intended to be exclusive, and the holder of the Warrant shall have no rights other than as set forth in this Agreement (and the rights of a stockholder upon exercise of the Warrant) upon the occurrence of any of the events described in this Section 6.

         (g) The grant of the Warrant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

    7.   REPRESENTATIONS AND WARRANTIES OF HOLDER.

         Holder makes the following representations and warranties:

         (a) Holder is acquiring the Warrants for its own account with the present intention of holding such securities for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities (other than a distribution in compliance with all applicable federal and state securities laws).

         (b) Holder is an experienced and sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the relative merits and the risks of an investment in the Warrants and in the Warrant Shares and of protecting its own interests in connection with this transaction.

         (c) Holder is willing to bear and is capable of bearing the economic risk of an investment in the Warrants and the Warrant Shares.

         (d) The Company has made available, prior to the date of this Agreement, to Holder the opportunity to ask questions of the Company and its officers, and to receive from the Company and its officers information concerning the terms and conditions of the Warrants and this Agreement and to obtain any additional information with respect to the Company, its business, operations and prospects, as reasonably requested by Holder.

         (e) Holder is an "accredited investor" as that term is defined under Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Act.

         (f) For purposes of the application of federal and state securities laws, Holder acknowledges that the offer and sale of the Warrants to such Holder occurred in the State of California and that such Holder is a resident of the State of California.

    8.   LEGEND ON STOCK CERTIFICATES.

    Holder agrees that all certificates representing the Purchased Shares will be subject to such stock transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission (the "Commission"), any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws, and the Company may cause the following legend to be put on such certificates to make appropriate reference to such restrictions:

    THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE
    TRANSFERRED OR OTHERWISE HYPOTHECATED WITHOUT REGISTRATION UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

    9.   NO RIGHTS AS STOCKHOLDER.

    Holder shall have no rights as a stockholder of the Company with respect to the Warrant Shares until the date of the issuance to Holder of a stock certificate or stock certificates evidencing such Warrant Shares. Except as may be provided in Paragraph 6 of this Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

    10.  MODIFICATION.

    The Board or a committee thereof may modify, extend or renew the Warrant or accept the surrender of, and authorize the grant of a new option in substitution for, the Warrant (to the extent not previously exercised). No modification of the Warrant shall be made without the consent of Holder which would alter or impair any rights of Holder under the Warrant.

    11.  COVENANTS OF HOLDER AND THE COMPANY.

         (a)  DEMAND REGISTRATION.

         i) At the later to occur of (i) one year following the closing of any initial public offering of the Company's securities, and (ii) that date upon which the Company is eligible to register the Warrant Shares for resale on a Form S-3, the Holder may deliver a written request (the "Notice") executed by the Holder and requesting registration of the resale by Holder of all of the Purchased Shares. As soon as practicable after receipt of the Notice, the Company shall at its sole cost and expense file a registration statement with the Commission on Form S-3 or any successor form, under the Securities Act, covering the issuance of the Warrant Shares issuable to the Holder upon exercise of the Warrant or the resale of the Warrant Shares issuable upon exercise of the Warrant by the Holder. The Company will use its best efforts to have such registration statement declared effective as soon as possible thereafter, and shall keep such registration statement current and effective until such time as the Warrant Shares issuable upon exercise of the Warrant may be sold by the Holder at any time without restriction or pursuant to the provisions of Rule 144(k) of the Commission or until such earlier date as all of the Purchased Shares registered pursuant to such registration statement shall have been sold or otherwise transferred by the Holder to a third party. The Company shall also prepare and file with the Commission such amendments and supplements to such registration statement (and the prospectus used in connection therewith) as may be necessary to update and keep such registration statement (and the prospectus used in connection therewith) current and effective for such three-year period and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement.

         ii) The Company shall not be required to effect a registration pursuant to this Section 11(a): (i) after the Company has effected one (1) registration pursuant to this Section 11(a), and such registration has either
(A) been declared or ordered effective or (B) the request for such registration has been subsequently withdrawn by the Holder (and such withdrawal is not based on materially adverse information concerning the Company of which the Holder was not reasonably aware at the time of such request); or (ii) if the Warrant Shares issuable upon exercise of the Warrant may be sold by the Holder at any time without restriction or pursuant to the provisions of Rule 144(k); or (iii) if Form S-3 (or a successor or similar form) is not available for such offering by the Holder; or (iv) if the Company shall furnish to the Holder following receipt of his written request for registration, a certificate signed on behalf of the Board of Directors by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, in which event the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the Holder's request for registration.

         (b) PIGGYBACK REGISTRATION OF WARRANT SHARES. If, at any time during the period commencing on the date that is 180 days from the date upon which an IPO is declared effective by the Commission and on or before December 31, 2002, the Company shall propose to register any shares of Common Stock (but excluding any shares or securities being registered pursuant to Form S-8 or Form S-4 or any successor form thereto), the Company shall (i) give the Holder written notice, or telegraphic, telecopy or telephonic notice followed as soon as practicable by written confirmation thereof, of such proposed registration at least 20 business days prior to the filing of such registration statement and,
(ii) upon written notice, or telegraphic or telephonic notice followed as soon as practicable by written confirmation thereof, given to the Company by the Holder within 15 days after the giving of such written confirmation or written notice by the Company, the Company shall include or cause to be included in any such registration statement all or such portion of the Warrant Shares as the Holder may request; PROVIDED, HOWEVER, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of the Common Stock originally proposed to be registered; and PROVIDED FURTHER, that in connection with any registered public offering involving an underwriting, the managing underwriter may (if in its reasonable opinion marketing factors so require) limit the number of securities (including any Warrant Shares) included in such offering (other than securities of the Company). In the event of any such limitation, the total number of Warrant Shares to be offered for the account of the Holder in the registration shall be reduced in proportion to the respective number of shares requested to be included therein by all holders of the Company's Common Stock (other than the Company) entitled to include shares of Common Stock in the registration to the extent necessary to reduce the total number of shares proposed to be registered to the number of shares recommended by the managing underwriter.

         (c) COMPANY'S OBLIGATIONS IN REGISTRATION. The following provisions shall also be applicable at the sole cost and expense of the Company in the case of registrations under Section 11:

         i) Following the effective date of such registration statement, the Company shall, upon the request of the Holder, forthwith supply such number of prospectuses meeting the requirements of the Securities Act as shall be requested by the Holder to permit it to make a public distribution of all of its Warrant Shares, provided that the Holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of the Holder) in connection therewith as the Company shall request in writing.

         ii) the Company shall bear the entire cost and expense of the registration of securities provided for in this Section (but not the selling expenses of the Holder).

         iii) the Company shall indemnify and hold harmless the Holder from and against any and all losses, claims, damages and liabilities (including reasonable fees and expenses of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus included therein required to be filed or furnished by reason of this Section or otherwise or in any application or other filing under, the Securities Act or any other applicable Federal or state securities law, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein (i.e., in any such registration statement, prospectus, application or other filing) or necessary to make the statements therein not misleading, to which such person may become subject, or any violation or alleged violation by the Company to which such Person may become subject, under the Securities Act, the Exchange Act, or other Federal or state laws or regulations, at common law or otherwise, except to the extent that such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon and in strict conformity with written information furnished to the Company by such person expressly for use therein; PROVIDED HOWEVER, that the Holder shall at the same time indemnify the Company, its directors, each officer signing the related registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities (including reasonable fees and expenses of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus included therein required to be filed or furnished by reason of this Section, or otherwise or in any application or other filing under, the Securities Act or any other applicable Federal or state securities law, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein (i.e., in any such registration statement, prospectus, application or other filing) or necessary to make the statements therein not misleading, to which such person may become subject, or any violation or alleged violation by the Holder to which the Company, its directors, each officer signing the related registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, may become subject, under the Securities Act, the Exchange Act, or other Federal or state laws or regulations, at common law or otherwise, to the extent that such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon and in strict conformity with written information furnished to the Company by the Holder expressly for use therein.

         (d) In the event any person entitled to indemnification hereunder receives in writing a complaint, claim or other written notice of any loss, claim, damage, liability or action giving rise to a claim for indemnification under Section 11(c)(iii), the person claiming indemnification under Section 11(c)(iii) shall promptly notify the person or persons against whom indemnification is sought (the "Indemnitor") of such complaint, notice, claim or action, and the Indemnitor shall have the right to investigate and defend any such loss, claim, damage, liability or action. The person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Indemnitor. In no event shall the Indemnitor be obligated to indemnify any person for any settlement of any claim or action effected without the Indemnitor's consent, which consent shall not be unreasonably withheld.

    12.  DISPUTES.

         (a) ARBITRATION. All disputes arising in connection with this Agreement shall be finally settled by arbitration in Los Angeles, California, in accordance with the rules of the American Arbitration Association (the "Rules of Arbitration") and judgment on the award rendered by the arbitration panel (the "Arbitration Panel") may be entered in any court or tribunal of competent jurisdiction.

         (b) Any party which desires to initiate arbitration proceedings as provided in Section 11(a) above may do so by delivering written notice to the other party (the "Arbitration Notice") specifying (A) the nature of the dispute or controversy to be arbitrated, (B) the name and address of the arbitrator appointed by the party initiating such arbitration and (C) such other matters as may be required by the Rules of Arbitration.

         (c) The Parties shall appoint a single arbitrator who shall constitute the Arbitration Panel hereunder. Should the parties not agree upon the appointment of the arbitrator within 30 days of delivery of the Arbitration Notice, the Arbitrator shall be appointed in accordance with the Rules of Arbitration.

         (d) In any arbitration proceeding conducted pursuant to the provisions of this Section 11, both parties shall have the right to discovery, to call witnesses and to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both.

         (e) FINALITY OF DECISION. All decisions of the Arbitration Panel shall be final, conclusive and binding on all parties and shall not be subject to judicial review. The arbitrator shall divide all costs (other than fees of counsel) incurred in conducting the arbitration proceeding and the final award in accordance with what they deem just and equitable under the circumstances.

         (f) LIMITATIONS. Notwithstanding anything to the contrary contained in Sections 11(a) and 11(b) above, any claim by either party for injunctive or other equitable relief, including specific performance, may be brought in any court of competent jurisdiction and any judgment, order or decree relating thereto shall have precedence over any arbitral award or proceeding.

    13.  GENERAL PROVISIONS.

         (a)  FURTHER ASSURANCES.   Holder shall promptly take all actions and
execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement.

         (b)  NOTICES.   All notices, requests, demands and other
communications under this Agreement shall be in writing and shall be given to the parties hereto as follows:

                   If to the Company, to:

                   A.G.S. Stationery, Inc.
                   3820 South Hill Street
                   Los Angeles, California  90037
                   Attention:  Chief Executive Officer

                   If to Holder, to the address set
                   forth in the records of the Company,

or at such other address or addresses as may have been furnished by either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, two days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this subparagraph
(b).

         (c) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, THAT STATE. JURISDICTION AND VENUE OVER ANY LEGAL ACTION BROUGHT HEREUNDER SHALL RESIDE EXCLUSIVELY IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY SUCH LEGAL ACTIONS.

         (d)  ATTORNEYS' FEES.   In the event that any action, suit or
arbitration or other proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         (e) AMENDMENT; WAIVER. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors, heirs and personal representatives. No provision of this Agreement may be amended or waived unless in writing signed by all of the parties to this Agreement. Waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision.

         (f) NO FINDERS. The parties each agree to indemnify and hold harmless the other against any expense incurred by reason of any consulting, brokerage commission or finder's fee alleged to be payable to any person in connection with the transactions contemplated hereby because of any act, omission or statement of indemnifying party or any dealings by the indemnifying party with any consultant, broker or finder.

         (g) EXPENSES. Each of the parties shall pay its own expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby.

         (h) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (i) COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all of the parties have not signed the same counterpart.

         (j) ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto relating to the subject matter hereof and there are no other agreements or understandings, written or oral, in effect between the parties relating to such subject matter except as expressly referred to herein.

         (k)  MISCELLANEOUS.   Titles and captions contained in this Agreement
are inserted for convenience of reference only and do not constitute a part of this Agreement for any other purpose. Except as specifically provided herein, neither this Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                             A.G.S. STATIONERY, INC.



                             By:   \s\ Colin Dyne
                                   -----------------------------
                                   Colin Dyne
                             Its:  President


                             CHLOE HOLDINGS, INC.



                             By:   /s/ Diana Maranon
                                   -----------------------------
                                   Diana Maranon

                             Its:
                                   -----------------------------



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                                     EXHIBIT "A"

                                  NOTICE OF EXERCISE

                   (TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT)



TO:  A.G.S. Stationery, Inc.

    The undersigned hereby irrevocably elects (to the extent indicated herein) to exercise the purchase right represented by the Warrant granted to the undersigned on February 1, 1996 and to purchase thereunder ___________ shares of Common Stock of A.G.S. Stationery, Inc., a California corporation (the "Company"). The closing of the exercise of the purchase right shall take place at _____ on _________________, ____ at the principal executive office of the Company located at 3820 South Hill Street, Los Angeles, California 90037.


                             HOLDER


                             By:
                                --------------------------------
                             Its:
                                 -------------------------------



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